Exhibit 99.1

Playtika Holding Corp. Reports Q4 and 2025 Financial Results

Revenue of $678.8 million and Direct-to-Consumer (“DTC”) Revenue of $250.1 million
DTC Revenue Increased 19.5% Sequentially and 43.2% Year-Over-Year
Net Loss of $(309.3) million, Adjusted Net Income of $89.0 million, and Adjusted EBITDA of $201.4 million

Herzliya, Israel – February 26, 2026 - Playtika Holding Corp. (NASDAQ: PLTK) today released financial results for its fourth quarter and fiscal year ended December 31, 2025.

Fourth Quarter 2025 Financial Highlights:

•Revenue of $678.8 million increased 0.6% sequentially and 4.4% year-over-year.
•DTC platforms revenue of $250.1 million increased 19.5% sequentially and 43.2% year-over-year.
•Net loss of $(309.3) million and Adjusted net income of $89.0 million.
•Net loss reflects a non-cash impact from contingent consideration remeasurement related to the earnout payment tied to the SuperPlay acquisition.
•Adjusted EBITDA of $201.4 million decreased (7.4)% sequentially and increased 9.5% year-over-year.
•Cash and cash equivalents and short-term investments totaled $820.2 million as of December 31, 2025.

FY2025 Financial Highlights:

•FY2025 revenue of $2,755.4 million compared to $2,549.3 million in the prior year.
•DTC platforms revenue of $814.5 million compared to $694.2 million in the prior year.
•Net loss of $(206.4) million compared to net income of $162.2 million in the prior year.
•Adjusted net income of $197.5 million compared to $219.5 million in the prior year.
•Adjusted EBITDA of $753.2 million compared to $757.7 million in the prior year.
•Record high Free Cash Flow of $481.6 million compared to $396.8 million in the prior year1.

“We delivered a strong finish to 2025, driven by continued momentum in our casual portfolio, record DTC contribution, and another outstanding quarter from SuperPlay,” said Robert Antokol, Chief Executive Officer. “As we enter 2026, our focus remains on disciplined execution and building a more resilient, diversified business positioned for long-term value creation.”

“Our results underscore the strength of our portfolio strategy, highlighted by performance ahead of guidance and record free cash flow for the year,” said Craig Abrahams, President and Chief Financial Officer. “The business today reflects a healthier and more balanced mix, one that we believe supports stronger and more sustainable value creation over time.”

Selected Q4 Operational Metrics and Business Highlights

•Average Daily Paying Users of 357 thousand increased 0.8% sequentially and 5.3% year-over-year.
•Average Payer Conversion of 4.5%, up from 4.3% in Q3 2025 and 4.2% in Q4 2024.
•Bingo Blitz revenue of $158.5 million decreased (2.5)% sequentially and flat year-over-year.
•Disney Solitaire revenue of $71.6 million increased 21.4% sequentially.
•June’s Journey revenue of $70.0 million increased 2.5% sequentially and down (2.0)% year-over-year.
1 We define Free Cash Flow as net cash provided by operating activities minus capital expenditures.

Updated Capital Allocation Framework

We updated our capital allocation framework to reflect the opportunities ahead and the performance-based nature of the SuperPlay earn-out. To preserve flexibility and prioritize the highest-return uses of capital, we are suspending our quarterly dividend, while keeping buybacks available and continuing to evaluate our capital structure over time.

Financial Outlook

For FY2026, revenue expected to be between $2.70 - $2.80 billion and Adjusted EBITDA between $730 - $770 million. Capital expenditures are expected to be $80 million. We expect our effective tax rate to be 30%.

Conference Call

Playtika management will host a conference call at 5:30 a.m. Pacific Time (8:30 a.m. Eastern Time) today to discuss the company’s results. The conference call can be accessed via a webcast accessible at investors.playtika.com. A replay of the call will be available through the website one hour following the call and will be archived for one year.

Summary Operating Results of Playtika Holding Corp.

	Three months ended December 31,		Year ended December 31,
(in millions of dollars, except percentages, Average DPUs, and ARPDAU)	2025	2024	2025	2024
Revenues	$678.8	$650.3	$2,755.4	$2,549.3
Total cost and expenses	$959.8	$595.0	$2,760.5	$2,157.7
Operating income (loss)	$(281.0)	$55.3	$(5.1)	$391.6
Net income (loss)	$(309.3)	$(16.7)	$(206.4)	$162.2
Adjusted EBITDA	$201.4	$183.9	$753.2	$757.7
Net income margin	(45.6)%	(2.6)%	(7.5)%	6.4%
Adjusted EBITDA margin	29.7%	28.3%	27.3%	29.7%

Non-financial performance metrics
Average DAUs	7.9	8.0	8.5	8.1
Average DPUs (in thousands)	357	339	370	312
Average Daily Payer Conversion	4.5%	4.2%	4.4%	3.8%
ARPDAU	$0.93	$0.89	$0.89	$0.86
Average MAUs	25.1	29.1	28.3	29.0

About Playtika Holding Corp.

Playtika (NASDAQ: PLTK) is a mobile gaming entertainment and technology market leader with a portfolio of multiple game titles. Founded in 2010, Playtika was among the first to offer free-to-play social games on social networks and, shortly after, on mobile platforms. Headquartered in Herzliya, Israel, and guided by a mission to entertain the world through infinite ways to play, Playtika has employees across offices worldwide.

Forward Looking Information

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this press release, including statements regarding our business strategy, plans and our objectives for future operations, are forward-looking statements. Further, statements that include words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “intent,” “may,” “might,” “potential,” “present,” “preserve,” “project,” “pursue,” “should,” “will,” or “would,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties and assumptions, including, but not limited to, the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment and industry. As a result, it is not possible for our management to assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated, predicted or implied in the forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•actions of our majority shareholder or other third parties that influence us;
•our reliance on third-party platforms, such as the iOS App Store and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies;
•our reliance on a limited number of games to generate the majority of our revenue;
•our reliance on a small percentage of total users to generate a majority of our revenue;
•our free-to-play business model, and the value of virtual items sold in our games, is highly dependent on how we manage the game revenues and pricing models;
•our inability to refinance our indebtedness or to obtain additional financing on favorable terms or at all;
•our inability to identify acquisition targets that fit our strategy or complete acquisitions and integrate any acquired businesses successfully or realize the anticipated benefits of such acquisitions could limit our growth, disrupt our plans and operations or impact the amount of capital allocated to mergers and acquisitions;
•our ability to compete in a highly competitive industry with low barriers to entry;
•our ability to retain existing players, attract new players and increase the monetization of our player base;
•our ability to develop and/or launch new products and content or otherwise execute against our product roadmap strategy;
•we have significant indebtedness and are subject to the obligations and restrictive covenants under our debt instruments;
•the impact of an economic recession or periods of increased inflation, and any reductions to household spending on the types of discretionary entertainment we offer;
•our controlled company status;

•legal or regulatory restrictions or proceedings could adversely impact our business and limit the growth of our operations;
•risks related to our international operations and ownership, including our significant operations in Israel, and Ukraine and the fact that our controlling stockholder is a Chinese-owned company;
•geopolitical events, such as the Wars in Israel and Ukraine;
•our reliance on key personnel;
•market conditions or other factors affecting the payment of dividends, including the decision whether or not to pay a dividend;
•uncertainties regarding the amount and timing of repurchases under our stock repurchase program;
•security breaches or other disruptions could compromise our information or our players’ information and expose us to liability; and
•our inability to protect our intellectual property and proprietary information could adversely impact our business.

PLAYTIKA HOLDING CORP.
CONSOLIDATED BALANCE SHEETS
(In millions, except for per share data)

	December 31,
	2025	2024
ASSETS
Current assets
Cash and cash equivalents	$684.2	$565.8
Short-term investments	136.0	—
Restricted cash	1.5	1.9
Accounts receivable	161.8	187.6
Prepaid expenses and other current assets	80.4	117.5
Total current assets	1,063.9	872.8
Property and equipment, net	102.9	115.4
Operating lease right-of-use assets	124.2	89.9
Intangible assets other than goodwill, net	425.7	562.2
Goodwill	1,695.7	1,692.3
Deferred tax assets, net	173.2	119.0
Investment in unconsolidated entities	17.5	20.6
Other non-current assets	115.8	167.0
Total assets	$3,718.9	$3,639.2

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Current maturities of long-term debt	$11.1	$11.6
Accounts payable	80.3	58.6
Contingent consideration	454.0	25.0
Operating lease liabilities	27.5	25.7
Accrued expenses and other current liabilities	395.0	438.0
Total current liabilities	967.9	558.9
Long-term debt	2,378.0	2,388.5
Contingent consideration	280.0	354.6
Operating lease liabilities	115.4	71.4
Deferred tax liabilities	8.2	24.7
Other long-term liabilities	380.8	372.2
Total liabilities	4,130.3	3,770.3
Commitments and contingencies
Stockholders' equity (deficit)
Common stock of US $0.01 par value: 1,600.0 shares authorized; 428.8 and 427.1 shares issued, respectively, and 377.0 and 375.3 shares outstanding, respectively	4.3	4.1
Treasury stock at cost, 51.8 shares	(603.5)	(603.5)
Additional paid-in capital	1,423.1	1,362.7
Accumulated other comprehensive income (loss)	15.9	(0.2)
Accumulated deficit	(1,251.2)	(894.2)
Total stockholders' deficit	(411.4)	(131.1)
Total liabilities and stockholders’ deficit	$3,718.9	$3,639.2

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In millions, except for per share data)

	Three months ended December 31,		Year ended December 31,
	2025	2024	2025	2024
Revenues	$678.8	$650.3	$2,755.4	$2,549.3
Costs and expenses
Cost of revenue	186.9	178.8	758.5	692.1
Research and development	109.6	96.3	426.7	403.0
Sales and marketing	214.0	195.3	949.8	705.0
General and administrative	444.8	92.0	619.1	288.7
Impairment charges	4.5	32.6	6.4	68.9
Total costs and expenses	959.8	595.0	2,760.5	2,157.7
Income (loss) from operations	(281.0)	55.3	(5.1)	391.6
Interest and other, net	36.2	33.7	167.8	111.1
Income (loss) before income taxes	(317.2)	21.6	(172.9)	280.5
Provision (benefit) for income taxes	(7.9)	38.3	33.5	118.3
Net income (loss)	(309.3)	(16.7)	(206.4)	162.2
Other comprehensive income (loss)
Foreign currency translation	0.7	(12.8)	23.8	(10.9)
Change in fair value of derivatives	(3.6)	5.6	(7.7)	(9.9)
Total other comprehensive income (loss)	(2.9)	(7.2)	16.1	(20.8)
Comprehensive income (loss)	$(312.2)	$(23.9)	$(190.3)	$141.4

Net income (loss) per share attributable to common stockholders, basic	$(0.82)	$(0.04)	$(0.55)	$0.44
Net income (loss) per share attributable to common stockholders, diluted	$(0.82)	$(0.04)	$(0.55)	$0.44
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	376.4	373.0	375.8	371.8
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	376.4	374.8	375.8	372.1

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)

	Year ended December 31,
	2025	2024
Cash flows from operating activities	$567.7	$490.1
Cash flows from investing activities
Purchase of property and equipment	(36.3)	(40.9)
Capitalization of internal use software costs	(28.6)	(31.6)
Purchase of software for internal use	(21.2)	(20.8)
Payments for business combination, net of cash acquired	—	(686.9)
Proceeds from short-term investments	200.6	256.5
Purchase of short-term investments	(336.1)	(256.5)
Investments in unconsolidated entities	(1.4)	(2.6)
Other investing activities	1.3	0.7
Net cash used in investing activities	(221.7)	(782.1)
Cash flows from financing activities
Dividends paid	(150.2)	(111.5)
Repayments on bank borrowings	(19.0)	(23.8)
Payment of tax withholdings on stock-based payments	(2.9)	(2.6)
Payment for share buyback	(20.3)	(0.8)
Payment of contingent consideration	(37.6)	(28.4)
Net cash used in financing activities	(230.0)	(167.1)
Effect of exchange rate changes on cash and cash equivalents	2.0	(4.9)
Net change in cash, cash equivalents and restricted cash	118.0	(464.0)
Cash, cash equivalents and restricted cash at the beginning of the period	567.7	1,031.7
Cash, cash equivalents and restricted cash at the end of the period	$685.7	$567.7

CALCULATION OF FREE CASH FLOW
(In millions)

	Year ended December 31,
	2025	2024
Cash flows from operating activities	$567.7	$490.1
Purchase of property and equipment	(36.3)	(40.9)
Capitalization of internal use software costs	(28.6)	(31.6)
Purchase of software for internal use	(21.2)	(20.8)
Free Cash Flow	$481.6	$396.8

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure and should not be construed as an alternative to net income as an indicator of operating performance, nor as an alternative to cash flow provided by operating activities as a measure of liquidity, or any other performance measure in each case as determined in accordance with GAAP.

Below is a reconciliation of Adjusted EBITDA to net income (loss), the closest GAAP financial measure. Our Credit Agreement defines Adjusted EBITDA as net income (loss) before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) impairment charges, (vi) stock-based compensation, (vii) contingent consideration, (viii) acquisition and related expenses, and (ix) certain other items. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenues.

Adjusted EBITDA and Adjusted EBITDA Margin as calculated herein may not be comparable to similarly titled measures reported by other companies within the industry and are not determined in accordance with GAAP. Our presentation of Adjusted EBITDA and Adjusted EBITDA Margin should not be construed as an inference that our future results will be unaffected by unusual or unexpected items.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(In millions)

	Three months ended December 31,		Year ended December 31,
	2025	2024	2025	2024
Net income (loss)	$(309.3)	$(16.7)	$(206.4)	$162.2
Provision for income taxes	(7.9)	38.3	33.5	118.3
Interest and other, net	36.2	33.7	167.8	111.1
Depreciation and amortization	55.3	48.6	234.8	165.7
EBITDA	(225.7)	103.9	229.7	557.3
Stock-based compensation(1)	17.7	29.0	82.5	99.2
Impairment charges	4.5	32.6	6.4	68.9
Changes in estimated value of contingent consideration	394.1	6.0	398.8	(9.8)
Acquisition and related expenses(2)	9.6	10.0	25.0	19.7
Other items(3)	1.2	2.4	10.8	22.4
Adjusted EBITDA	$201.4	$183.9	$753.2	$757.7
Net income margin	(45.6)%	(2.6)%	(7.5)%	6.4%
Adjusted EBITDA margin	29.7%	28.3%	27.3%	29.7%
_________

(1)    Reflects stock-based compensation expense related to the issuance of equity awards to our employees and Directors.
(2)    Includes costs incurred to evaluate and pursue acquisition activities as well as costs incurred by the Company in connection with the evaluation of strategic alternatives.
(3)    The amount for the three months ended December 31, 2025 consists of costs incurred by the Company for severance. The amount for the three months ended December 31, 2024 consists primarily of $1.3 million and $0.7 million incurred by the Company related to severance and restructuring activities, respectively.
The amount for the year ended December 31, 2025 consists primarily of $9.8 million and $2.0 million incurred by the Company related to restructuring activities and severance, respectively, and $1.1 million of reimbursement of a tax assessment paid under protest in 2023. The amount for the year ended December 31, 2024 consists primarily of $14.5 million and $6.9 million incurred by the Company related to severance and restructuring activities, respectively.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME
(In millions)

The following table sets forth a reconciliation of Adjusted Net Income to net income (loss), the closest GAAP financial measure:

	Three months ended December 31,		Year ended December 31,
	2025	2024	2025	2024
Net income (loss)	$(309.3)	$(16.7)	$(206.4)	$162.2
Impairment charge	4.5	32.6	6.4	68.9
Changes in estimated value of contingent consideration	394.1	6.0	398.8	(9.8)
Income tax impact of adjustments	(0.3)	5.1	(1.3)	(1.8)
Adjusted Net Income	$89.0	$27.0	$197.5	$219.5

Contacts

Investor Relations
Tae Lee
Tael@playtika.com